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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 23, 2002

                         WESTWOOD HOLDINGS GROUP, INC.
               (Exact name of registrant as specified in charter)


         Delaware                    001-31234                75-2969997
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



              300 Crescent Court, Suite 1300, Dallas, Texas 75201
                    (Address of principal executive offices)

                                 (214) 756-6900
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     Westwood Holdings Group, Inc. issued a press release this morning announcing that its Board of Directors has approved the payment of an initial quarterly cash dividend of $0.02 per common share, payable on October 1, 2002 to stockholders of record on September 16, 2002. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 23, 2002



                                  WESTWOOD HOLDINGS GROUP, INC.


                                  By:      /s/  BRIAN O. CASEY
                                           -------------------------------------
                                           Brian O. Casey,
                                           President and Chief Operating Officer



                                  EXHIBIT INDEX
                                  -------------

Exhibit Number          Description
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     99.1               Press release dated August 23, 2002.